UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2010

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 476-2170

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operation and Financial Condition

On November 2, 2010, Atlantic Southern Financial Group, Inc. (the “Company”), the parent company of Atlantic Southern Bank, announced its earnings for the quarter ended September 30, 2010.  A copy of the announcement is furnished as Exhibit 99.1.

Item 5.02                                           Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 1, 2010, Atlantic Southern Bank terminated individual supplemental retirement or bonus agreements with the consent of the employees benefitting under the agreements.  In connection with these terminations, each affected employee voluntarily relinquished all benefits contemplated by his or her agreement, including those benefits accrued and vested as of the termination date.  The employees agreeing to the cancellation of their supplemental retirement or bonus agreements were the Company’s principal executive officer, Mark Stevens, its principal financial officer, Carol Soto, as well as named executive officers, Ed Loomis and Brandon Mercer. There was no separate consideration given in connection with either the termination of the agreements or the corresponding relinquishment of the underlying benefits.

Item 9.01                                           Financial Statements and Exhibits

Exhibit 10.1	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Mark (Morris) A. Stevens

Exhibit 10.2	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Carol Soto

Exhibit 10.3	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Brandon L. Mercer

Exhibit 10.4	First Amendment to the Atlantic Southern Bank Supplemental Executive Retirement Agreement dated March 30, 2010 for Edward P. Loomis

Exhibit 10.5	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Mark (Morris) A. Stevens

Exhibit 10.6	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Carol Soto

Exhibit 10.7	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Brandon L. Mercer

Exhibit 10.8	Termination of the Atlantic Southern Bank Supplemental Executive Retirement Agreement dated March 30, 2010 for Edward P. Loomis

Exhibit 99.1	Press release dated November 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: November 2, 2010	By:	/s/ Carol W. Soto
Carol W. Soto
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

10.1	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Mark (Morris) A. Stevens

10.2	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Carol Soto

10.3	First Amendment to the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Brander L. Mercer

10.4	First Amendment to the Atlantic Southern Bank Supplemental Executive Retirement Agreement dated March 30, 2010 for Edward P. Loomis

10.5	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Mark (Morris) A. Stevens

10.6	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Carol Soto

10.7	Termination of the Atlantic Southern Bank Salary Continuation Agreement dated December 15, 2005 for Brander L. Mercer

10.8	Termination of the Atlantic Southern Bank Supplemental Executive Retirement Agreement dated March 30, 2010 for Edward P. Loomis

99.1	Press release dated November 2, 2010.